                                   EXHIBIT 4.1

                            STOCK PURCHASE AGREEMENT

       THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made this 7th day of March, 2000 by and among Repligen Corporation, a Delaware corporation (the "Company"), and the investors named in the attached SCHEDULE I (each an "Investor" and collectively, the "Investors").

       WHEREAS, the Company desires to issue and sell to the Investors, severally and not jointly, and the Investors desire, severally and not jointly, to acquire up to an aggregate of 2,650,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock") for an aggregate consideration of up to $22,856,250, subject to the terms herein;

       WHEREAS, the Company and the Investors desire to set forth certain matters to which they have agreed relating to the Shares;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                  ARTICLE I -- ISSUANCE OF SECURITIES; CLOSING

       SECTION 1.1 AUTHORIZATION OF SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of the Shares pursuant to this Agreement.

       SECTION 1.2 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company contained herein, each Investor agrees to purchase from the Company, and the Company agrees to sell to such Investor, on the Closing Date (as hereinafter defined) the number of Shares set forth opposite such Investor's name on SCHEDULE I as determined in accordance with the terms herein. The number of Shares that each Investor shall be issued at the Closing Date shall be equal to the quotient equal to (x) the aggregate dollar amount actually paid by such Investor to the Company at or prior to the Closing Time divided by (y) the Share Price, the number of Shares issued to such Investor to be rounded down to the nearest whole share. For purposes of this Agreement, the "Share Price" shall mean the greater of (i) $6.00 and (ii) 85% of the average closing bid price of the Common Stock of the Company on the Nasdaq National Market during the fifteen trading days immediately prior to the Closing Date, but in no event more than $8.625 (all subject to appropriate adjustment in the event of a stock split or reverse stock split).

       SECTION 1.3 DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur at 10:00 a.m. on Thursday, March 9, 2000 (the "Closing Time") at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA

02110 (such date, the "Closing Date"). At the Closing, the Company shall deliver to each Investor one or more stock certificates representing the number of Shares set forth on SCHEDULE I hereto with respect to such Investor, each such certificate to be registered in the name of such Investor or, if so indicated on
SCHEDULE I hereto, in the name of a nominee designated by such Investor.

       The Company's obligation to issue the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder by such Investor at or prior to the Closing Time; (b) completion of the purchase and sale under this Agreement for an aggregate of at least 2,000,000 Shares to Investors at the Share Price hereunder; PROVIDED THAT all such funds being paid as consideration for such 2,000,000 Shares at the Share Price shall have been received by the Company (and each such Investor thereto has executed and delivered this Agreement to the Company) at or prior to the Closing Time and (c) the accuracy of the representations and warranties made by such Investor as of the date hereof and the Closing Date and the fulfillment of those undertakings of such Investor to be fulfilled prior to the Closing. For the avoidance of doubt, in the event an Investor has executed this Agreement but not paid the Company all of consideration to purchase such Shares by the Closing Time, such Investor shall be excluded from the Closing and such Investor's right to purchase the Shares shall terminate as of such Closing Time.

       Each Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by such Investor:
(a) the accuracy of the representations and warranties of the Company as of the date hereof and on the date of the Closing and (b) the Investors shall have received (or an agent on their behalf, it being understood that Paramount Capital Inc., is acceptable) an opinion of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, substantially in the form of EXHIBIT A hereto.

                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

       The Company hereby represents and warrants to the Investor that, as of the date of this Agreement, the following are true and correct:

       SECTION 2.1 ORGANIZATION AND STANDING OF THE COMPANY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into, deliver, and perform its obligations and undertakings under this Agreement. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company. The Company has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

       SECTION 2.2 CAPITALIZATION. The Company's entire authorized capital stock consists of 40,000,000 shares of Common Stock, $.01 par value per share the ("Common Stock") and 5,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). As of December 31, 1999 there were outstanding 22,322,310 shares of Common Stock and no shares of Preferred Stock. All such outstanding shares are validly issued, fully paid, and non-assessable. Other than as indicated in the SEC Reports (as hereinafter defined), the Company does not have outstanding any option, warrant, purchase right, subscription right, stock appreciation right, phantom stock right, profit participation right, agreement, or other commitment to issue or to acquire any shares of its capital stock, or any securities or obligations convertible into or exchangeable for its capital stock, and the Company has not given any person any right to acquire from the Company or sell to the Company any shares of its capital stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

       SECTION 2.3 VALIDITY OF THIS AGREEMENT. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, and the issue, sale, and delivery of the Shares, have been duly authorized and approved by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the issuance, sale, and delivery of the Shares, will not (i) conflict with, or result in, any breach of any of the terms of, or constitute a default under, the certificate of incorporation or by-laws of the Company; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any agreement, instrument, covenant, or other restriction or arrangement to which the Company is a party or by which it or any of its properties or assets is bound.

       SECTION 2.4 GOVERNMENTAL CONSENT, ETC. Except for filings, consents, permits, approvals, and authorizations, which will be obtained by the Company prior to the Closing, no consent, approval, authorization, or other order of, action by, filing with, or notification to any governmental authority is required under existing law or regulation in connection with the execution, delivery, and performance of the Agreement, or the offer, issue, sale or delivery of the Shares pursuant to the Agreement, or the consummation of any other transactions contemplated hereby.

       SECTION 2.5 VALID ISSUANCE OF SHARES. When issued and delivered against payment therefor in accordance with the terms and conditions of this Agreement, the Shares shall be (i) duly authorized and validly issued, fully paid and non-assessable and (ii) not subject to any preemptive rights, liens, claims or encumbrances, or other restrictions on transfer or other agreements or understandings with respect in the voting of the Common Stock.

       SECTION 2.6 SEC REPORTS. The Common Stock is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Copies of all reports filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act during the period from March 31, 1999 to the date of this Agreement (the "SEC Reports") have been furnished or are publicly available to the Investors. The Company has filed in a timely manner all SEC Reports that the Company was required to file under the Exchange Act during, from and after March 31, 1999. Such SEC Reports complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading.

       SECTION 2.7 FINANCIAL STATEMENTS. The audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 1999, including the notes relating thereto, disclose all material liabilities of the Company as of the date thereof. Such financial statements, as well as the unaudited financial statements of the Company contained in the Company's Form 10-Q for the period ended December 31, 1999, including the notes relating thereto, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Said financial statements and related notes fairly present the financial position and the results of operations and cash flow of Company as of the respective dates thereof and for the periods indicated. Since December 31, 1999, there has not been any material adverse change in the business, financial condition, operations, results of operations, assets, employee relations, customer or supplier relations or future prospects of the Company, except as contemplated and set forth in the Company's Form 10-Q for the period ended December 31, 1999 and other changes in the ordinary course of business.

       SECTION 2.8 NO VIOLATION. Neither the execution and delivery by the Company of this Agreement, nor the consummation of the transactions contemplated hereby or thereby, will violate any constitution, statute, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court known to the Company to which the Company is subject, or any provision of its certificate of incorporation or by-laws.

       SECTION 2.9 TITLE TO ASSETS. The Company has such title to its property and such rights and franchises as are necessary to operate the Company in the manner contemplated by this Agreement and as set forth in the SEC Reports.

       SECTION 2.10 SECURITIES LAWS. All notices, filings, registrations, or qualifications under state securities or "blue sky" laws, which are required in connection with the offer, issue, and delivery of the Shares pursuant to this Agreement, have been, or will be, completed by the Company.

       SECTION 2.11 INTELLECTUAL PROPERTY. To the knowledge of the Company, the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how

(collectively, "Intellectual Property") as are owned or used by it or that are necessary for the conduct of its business as now conducted except where the failure to currently own or possess could not reasonably be expected to have a material adverse effect on the financial condition, earnings, operations, prospects or business of the Company. The Company has not received any notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property, except as could not reasonably be expected to have a material adverse effect on the financial condition or earnings, operations, prospects or business of the Company.

       SECTION 2.12 REGULATORY COMPLIANCE. The Company currently operates its business in conformity with all applicable laws, rules and regulations of each jurisdiction in which the Company is conducting business, including, without limitation, the United States Food and Drug Administration (the "FDA"), except where the failure to be so in compliance would not have a material adverse effect on the financial condition, earnings, operations or business prospects of the Company and (ii) the Company has all necessary licenses, certificates, authorizations, approvals, permits, franchises, orders and consents from all state, federal and other governmental or regulatory authorities including, without limitation, the FDA, which are necessary to the current conduct of its business, except where the failure to be so in compliance or to have such licenses would not have a material adverse effect on the financial condition, earnings, operations or business prospects of the Company.

       SECTION 2.13 GENERAL COMPLIANCE. The Company is not in violation of its certificate of incorporation, bylaws, or other organizational document, and the Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the financial condition or earnings, operations or business prospects of the Company.

       SECTION 2.14 LEGAL PROCEEDINGS. Except as otherwise set forth in the Company's SEC Reports, there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company may be subject which would have a material adverse effect upon the financial condition, earnings, operations or business prospects of the Company.

                       ARTICLE III -- REPRESENTATIONS AND
                           WARRANTIES OF THE INVESTORS

       Each Investor severally and not jointly hereby acknowledges, represents, warrants, and agrees as follows:

       SECTION 3.1 INVESTOR REPRESENTATIONS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act of 1933 (the "Securities Act") and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on SCHEDULE I hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares;
(iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; and (iv) the Investor has, in connection with its decision to purchase the number of Shares set forth on
SCHEDULE I hereto, relied only upon the representations and warranties of the Company contained herein. Subject to Article IV herein, the Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

       SECTION 3.2 COMPLIANCE WITH SECURITIES LAWS. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

       SECTION 3.3 AUTHORITY OF INVESTOR; VALIDITY OF THIS AGREEMENT. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investor herein may be legally unenforceable.

       SECTION 3.4 NO DISPOSITIONS. Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

       SECTION 3.5 INVESTMENT DECISION BY INVESTOR. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

       SECTION 3.6 FOREIGN SALES. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

                    ARTICLE IV -- REGISTRATION OF THE SHARES;
                       COMPLIANCE WITH THE SECURITIES ACT

       SECTION 4.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

              (a) subject to receipt of necessary information from the Investors, prepare and file with the SEC, within thirty days after the Closing Date (the "Filing Date"), a registration statement on Form S-3 (or other successor or appropriate form (the "Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market (or such other exchange or trading market on which the Shares are publicly traded, if applicable) or in privately-negotiated transactions; PROVIDED THAT the Filing Date shall be extended for up to an additional 15 days in the event that the Company has not received all information as shall be reasonably requested by the Company in writing for use in the Registration Statement by the Filing Date; PROVIDED FURTHER that the Filing Date shall be extended by at least five business days from the date that the Company has received all such information that the Company has requested; and PROVIDED FURTHER that the Company has requested such information within 10 days from the Closing Date;

              (b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective within 90 days after the Registration Statement is filed by the Company;

              (c) prepare and file promptly with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith (a "Prospectus") as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor's Shares purchased hereunder, the earlier of (i) the date on which such Investor may sell all Shares then held by such Investor without restriction under Rule 144(k) of the Securities Act, (ii) such time as all Shares purchased by such Investor hereunder have been sold pursuant to a registration statement or (iii) two years;

              (d) furnish to each Investor with respect to the Shares registered under the Registration Statement such number of copies of Prospectuses and preliminary Prospectuses (a "Preliminary Prospectus") in conformity with the requirements of the Securities Act and such other documents as such Investor may reasonably request promptly after receiving such request, in order to facilitate the public sale or other disposition of all or any of the Shares by such Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to such Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that such Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

              (e) timely file documents required of the Company for blue sky clearance in states specified in writing by each Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

              (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 4.1 and the registration of the Shares pursuant to the Registration Statement; and

              (g) advise each Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

       Subject to the terms herein, in the event that the Registration Statement is not filed by the Filing Date, the Company shall, for no additional consideration, pay to each Investor as liquidated damages and not as a penalty an amount in cash equal to one percent (1%) of the amount invested by such Investor for each 30 day period in which the Registration Statement remains unfiled; provided, however, that in no event shall the amount of liquidated damages payable by the Company to any Investor exceed twelve (12%) of the amount invested by such Investor.

       The Company understands that each Investor disclaims being an underwriter, but if such Investor is deemed an underwriter by the SEC, the Company shall not be relieved of any obligations it has hereunder, PROVIDED, HOWEVER that if the Company receives notification from the SEC that such Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended for a reasonable period not to exceed the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

       SECTION 4.2 TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

              (a) Each Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 4.1 and as described below or under Rule 144 of the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution of the Shares.

              (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, promptly prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide each Investor copies of any documents filed pursuant to Section 4.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 4.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify each Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 4.2(b)(i) hereof when the amendment has become effective).

              (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to each Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, such Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within ten (10) business days after the delivery of a Suspension Notice to each Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity), available to each Investor, such Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 4.2(c).

              (d) Notwithstanding the foregoing paragraphs of this Section 4.2, each Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two (2) occasions of not more than fifteen (15) days each in any twelve month period.

              (e) Provided that a Suspension is not then in effect, each Investor may sell Shares under the Registration Statement, provided that such Investor arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed promptly to provide an adequate number of current Prospectuses to each Investor and to supply copies to any other parties requiring such Prospectuses.

       SECTION 4.3 INDEMNIFICATION. For the purpose of this Section 4.3 only:

              (i) the term "Selling Stockholder" shall include each Investor and any affiliate of such Investor;

              (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 4.1; and

              (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or
(ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections
3.2 or 4.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to an Investor prior to the pertinent sale or sales by such Investor.

                     (b) Each Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 3.2 or 4.2 hereof respecting sale of the Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 4.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 4.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; PROVIDED, HOWEVER, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement;
PROVIDED that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                     (d) If the indemnification provided for in this Section 4.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the amount by which the net amount received by such Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                     (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 4.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 4.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration

Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this
Section 4.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this
Section 4.3 and further agree not to attempt to assert any such defense.

       SECTION 4.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 3 or this Section 4 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

       SECTION 4.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by an Investor and such Investor holds Shares subject to the Registration Statement, the Company will furnish to such Investor:

              (a) as soon as practicable after publicly available, one copy of
(i) its Annual Reports to Stockholders (which Annual Reports shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Reports to Stockholders, its Annual Reports on Form 10-K, (iii) its Quarterly Reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); PROVIDED, HOWEVER, that in the event that the Company is no longer required under the Exchange Act to file quarterly or annual reports with the SEC, and for such time as the Company is not required to file such reports (the "Non-Reporting Period"), the Company hereby agrees that it shall use its best efforts to provide each Investor holding at least 70% of the Shares purchased by such Investor hereunder (as adjusted for stock-splits, combinations or other similar events) with audited financial statements within 120 days after the end of the respective fiscal year following commencement of the Non-Reporting Period and unaudited financial statements of the Company for the applicable quarterly period of the Company within 45 days after the end of such fiscal period, following commencement of the Non-Reporting Period.

              (b) upon the reasonable written request of such Investor, all exhibits excluded by the parenthetical to subparagraph (a)(iv) of this Section
4.5 as filed with the SEC and all other information that is made available to stockholders at no cost to such Investor; and

              (c) upon the reasonable written request of such Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of such Investor, will meet with such Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such

Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless such Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         SECTION 4.6 "LOCK-UP" AGREEMENT. If the Company proposes to offer for sale to the public any of its equity securities, and (i) if an Investor is an "affiliate" of the Company or otherwise holds beneficially or of record ten percent (10%) or more of the outstanding equity securities of the Company, and
(ii) if requested by the Company and an underwriter of shares of Common Stock or other securities of the Company and (iii) if all other "affiliates" and 10% stockholders that purchased securities directly from the Company after the date hereof pursuant to a private placement of securities have signed or are contractually obligated to sign a lock-up agreement (as described below), then such Investor shall not offer, sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner any Common Stock or other securities of the Company held by it during the 90-day or such shorter period following the effective date of the registration statement of the Company filed under the Securities Act and will sign a "lock-up agreement" to such effect. Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of such 90-day period.

       SECTION 4.7 NASDAQ LISTING. The Company shall use best efforts to comply in all material respects with the requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market.

                    ARTICLE V -- SURVIVAL AND INDEMNIFICATION

       SECTION 5.1 SURVIVAL. Notwithstanding any examination made by or on behalf of any party hereto, the knowledge of any party or the acceptance by any party of any certificate or opinion, each representation and warranty contained herein shall survive the Closing and shall be fully effective and enforceable for one year after the Closing, and each covenant contained herein shall survive the Closing and shall be fully effective and enforceable.

       SECTION 5.2 INDEMNIFICATION.

              (a) The Company shall indemnify each Investor, its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and expenses) which may be suffered or incurred by any of them as a result of a breach of any representation, warranty or covenant made by the Company in this Agreement;

              (b) Each Investor agrees to indemnify the Company and its shareholders, officers, directors, employees, agents and representatives against any damages, claims, losses, liabilities and expenses (including reasonable counsel fees and other expenses) which may be suffered or incurred by it as a result of any breach of any representation, warranty, or covenant made by such Investor in this Agreement; and

              (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the occurrence of the facts and circumstances giving rise to such claim. The failure of any person to deliver the notice required by this Section 5.2(c) shall not in any way affect the indemnifying party's indemnification obligations hereunder except and only to the extent tat the indemnifying party is actually prejudiced thereby. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall which, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel or pay its own expenses. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceedings (including any impleaded parties) include both the indemnifying party and the indemnified party and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld) but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                           ARTICLE VI -- MISCELLANEOUS

       SECTION 6.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designated by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

       If to an Investor:   The address specified for such Investor on
                            SCHEDULE I.

       With a copy to:      Paramount Capital
                             787 Seventh Street
                             New York, NY  10019
                             Attention:  David Tanen, Esq.
                             Facsimile:  212-554-4498

       If to the Company:    Repligen Corporation
                             117 Fourth Avenue
                             Needham, MA  02194
                             Attention:  Chief Executive Officer
                             Facsimile:  781-453-0048

       With a copy to:       Testa, Hurwitz & Thibeault, LLP
                             125 High Street
                             Boston, MA  02110
                             Attention:  Lawrence S. Wittenberg, Esq.
                             Facsimile:  617-248-7100

All notices, requests, consents and other communications hereunder shall be deemed to have been given together (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above;
(ii) if by telex, telecopy or facsimile transmission, one (1) day after the time that receipt thereof has been acknowledged by electronic confirmation or otherwise; (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service; or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

       SECTION 6.2 ENTIRE AGREEMENT. This Agreement, including exhibits, or other documents referred to herein or that specifically indicate that they were delivered to the Investors in connection with this Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement or in any document that specifically indicates that it was delivered to the Investors in connection with this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

       SECTION 6.3 AMENDMENTS. The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure therefrom granted, only by written consent of the Company and the Investors holding at least 50% of the Shares then held by all Investors. No such waiver or consent shall be deemed to be an Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

       SECTION 6.4 ASSIGNMENT. The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the Company and

Investors holding in the aggregate at least 50% of the Shares then held by all Investors, which consent shall not be unreasonably withheld, except that an Investor may transfer its rights and obligations to an "affiliate" (as such term is defined under Rule 144 of the Securities Act) of such Investor.

       SECTION 6.5 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

       SECTION 6.6 GOVERNING LAW. This Agreement and the rights and obligations of the partied hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

       SECTION 6.7 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

       SECTION 6.8 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or constructions of any of the terms or provisions hereof.

       SECTION 6.9 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

       SECTION 6.10 EXPENSES. Except as provided in Section 4.1(f), Section 4.3,
Section 4.5(b) or Section 5.2, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

       SECTION 6.11 BROKERS. Except as otherwise set forth in the Finders Agreement dated as of March __, 2000 by and between the Company and Paramount Capital, Inc., each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission, or for other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

       SECTION 6.12 CONFIDENTIALITY. Each Investor acknowledges and agrees that any information or data it has acquired from the Company, which is clearly designated in writing as confidential and is not otherwise properly in the public domain, was received in confidence. Each Investor agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company.

       SECTION 6.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       SECTION 6.14 FURTHER ASSISTANCE. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and each Investor will take such further action as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification under Article IV or V).

       IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By:  /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Albert Fried & Company LLC
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ John Vazzana
                                        ---------------------------------------
                                        Name: John Vazzana
                                        Title (if entity investing):  Member

       Amount Invested: $912,812.50
                        -------------------------------------------------------

       IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   S. Edmond Farber
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/  S. Edmond Farber
                                      -----------------------------------------
                                      Name: S. Edmond Farber
                                      Title (if entity investing):

       Amount Invested: $50,000.00
                        -------------------------------------------------------

       IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer


                                   INVESTOR

                                   John S. Gross
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ John S. Gross
                                        ---------------------------------------
                                        Name: John S. Gross
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer


                                   INVESTOR

                                   Ronald Lazar
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Ronald Lazar
                                        ---------------------------------------
                                        Name:      Ronald Lazar
                                        Title (if entity investing):

         Amount Invested:  $50,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Paul M. Millman
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Paul M. Millman
                                        ---------------------------------------
                                        Name:      Paul M. Millman
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Wolfe F. Model
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Wolfe F. Model
                                        ---------------------------------------
                                        Name:      Wolfe F. Model
                                        Title (if entity investing):

         Amount Invested:  $24,995.25
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Anthony G. Polak
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Anthony G. Polak
                                        ---------------------------------------
                                        Name:      Anthony G. Polak
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Anthony G. Polak "S"
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Anthony Polak "S"
                                        ---------------------------------------
                                        Name:      Anthony Polak "S"
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Margrit Polak
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Margrit Polak
                                        ---------------------------------------
                                        Name:      Margrit Polak
                                        Title (if entity investing):

         Amount Invested:  $24,995.25
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Frederick B. Polak
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Frederick B. Polak
                                        ---------------------------------------
                                        Name:      Frederick B. Polak
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.


                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer


                                   INVESTOR

                                   Jonathan Rothschild
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Jonathan Rothschild
                                        ---------------------------------------
                                        Name:      Jonathan Rothschild
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Alan Zverin
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Alan Zverin
                                        ---------------------------------------
                                        Name:      Alan Zverin
                                        Title (if entity investing):

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Robert J. Capetola
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Robert J. Capetola
                                        ---------------------------------------
                                        Name:      Robert J. Capetola
                                        Title (if entity investing):

         Amount Invested:  $112,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Donald C. Carter
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Donald C. Carter
                                        ---------------------------------------
                                        Name:      Donald C. Carter
                                        Title (if entity investing):

         Amount Invested:  $172,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Don Chaifetz
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  Don Chaifetz
                                        ---------------------------------------
                                        Name:      Don Chaifetz
                                        Title (if entity investing):

         Amount Invested:  $129,375.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                             REPLIGEN CORPORATION

                             By: /s/ Walter C. Herlihy
                                -----------------------------------------------
                                Name:  Walter C. Herlihy
                                Title: Chief Executive Officer

                             INVESTOR

                             Phoenix Fund Ltd.
                             --------------------------------------------------
                             Name (print individual or entity investing)

                             Address:
                                     ------------------------------------------

                             --------------------------------------------------

                             Tel:                        Fax:
                             --------------------------------------------------
                             Fax and telephone number

                             --------------------------------------------------
                             Tax identification number

                             By: /s/ Hans Haye
                                 ----------------------------------------------
                                 Name:      Hans Haye
                                 Title (if entity investing): Training Manager

         Amount Invested:  $991,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Trevor Colby
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Trevor Colby
                                        ---------------------------------------
                                        Name:      Trevor Colby
                                        Title (if entity investing):

         Amount Invested:  $85,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Roger and Margaret Coleman
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Roger and Margaret Coleman
                                        ---------------------------------------
                                        Name:      Roger and Margaret Coleman
                                        Title (if entity investing):

         Amount Invested:  $43,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Rober J. Conrads
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Robert J. Conrads
                                        ---------------------------------------
                                        Name:      Robert J. Conrads
                                        Title (if entity investing):

         Amount Invested:  $25,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                             REPLIGEN CORPORATION

                             By: /s/ Walter C. Herlihy
                                -----------------------------------------------
                                Name:  Walter C. Herlihy
                                Title: Chief Executive Officer

                             INVESTOR

                             Domaco Venture Capital Fund
                             --------------------------------------------------
                             Name (print individual or entity investing)

                             Address:
                                     ------------------------------------------

                             --------------------------------------------------

                             Tel:                        Fax:
                             --------------------------------------------------
                             Fax and telephone number

                             --------------------------------------------------
                             Tax identification number

                             By:  /s/ Jack Polak
                                  ---------------------------------------------
                                  Name:      Jack Polak
                                  Title (if entity investing): General Partner

         Amount Invested:  $25,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Joseph E. Edelman
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Joseph E. Edelman
                                        ---------------------------------------
                                        Name:      Joseph E. Edelman
                                        Title (if entity investing):

         Amount Invested:  $200,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                               REPLIGEN CORPORATION

                               By: /s/ Walter C. Herlihy
                                  -----------------------------------------
                                  Name:  Walter C. Herlihy
                                  Title: Chief Executive Officer

                               INVESTOR

                               Perceptive Life Sciences L.P.
                               ------------------------------------------------
                               Name (print individual or entity investing)

                               Address:
                                       ------------------------------------

                               ------------------------------------------------

                               Tel:                        Fax:
                               ------------------------------------------------
                               Fax and telephone number

                               ------------------------------------------------
                               Tax identification number

                               By:  /s/ Joseph E. Edelman
                                    -------------------------------------------
                                    Name:      Joseph E. Edelman
                                    Title (if entity investing):General Partner

         Amount Invested:  $200,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Marc Florin
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Marc Florin
                                        ---------------------------------------
                                        Name:      Marc Florin
                                        Title (if entity investing):

         Amount Invested:  $182,562.50
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Joseph A. Galati
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ Joseph A. Galati
                                        ---------------------------------------
                                        Name:      Joseph A. Galati
                                        Title (if entity investing):

         Amount Invested:  $43,150.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Gemini Domestic Fund, L.P.
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Richard D. Wallman
                                   --------------------------------------------
                                        Name:      Richard D. Wallman
                                        Title (if entity investing):  President


         Amount Invested:  $60,375.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Gemini Domestic Fund II, L.P.
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Richard D. Wallman
                                   --------------------------------------------
                                        Name:      Richard D. Wallman
                                        Title (if entity investing):  President

         Amount Invested:  $759,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   The Gemini Master Fund
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number


                                   By:  /s/ Richard D. Wallman
                                        ---------------------------------------
                                        Name:      Richard D. Wallman
                                        Title (if entity investing):  President

         Amount Invested:  $172,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Anthony J. Gerace
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Anthony J. Gerace
                                        ---------------------------------------
                                        Name:      Anthony J. Gerace
                                        Title (if entity investing):

        Amount Invested:  $69,301.88
                          -----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   John M. Hanley
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ John M. Hanley
                                        ---------------------------------------
                                        Name:      John M. Hanley
                                        Title (if entity investing):

         Amount Invested:  $43,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Mark Mazzer
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                           Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Mark Mazzer
                                        ---------------------------------------
                                        Name:      Mark Mazzer
                                        Title (if entity investing):

         Amount Invested:  $25,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                              REPLIGEN CORPORATION

                              By: /s/ Walter C. Herlihy
                                 -----------------------------------------
                                 Name:  Walter C. Herlihy
                                 Title: Chief Executive Officer

                              INVESTOR

                              Med-tec Investors, LLC
                              -------------------------------------------------
                              Name (print individual or entity investing)

                              Address:
                                      -----------------------------------------

                              -------------------------------------------------

                              Tel:                        Fax:
                              -------------------------------------------------
                              Fax and telephone number

                              -------------------------------------------------
                              Tax identification number

                              By:  /s/ Stephen T. Wills
                                   --------------------------------------------
                                   Name:      Stephen T. Wills
                                   Title (if entity investing): Managing Member

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                              REPLIGEN CORPORATION

                              By: /s/ Walter C. Herlihy
                                 ----------------------------------------------
                                 Name:  Walter C. Herlihy
                                 Title: Chief Executive Officer

                              INVESTOR

                              Goldman Sachs Strategic Technology Portfolio, L.P.
                              -------------------------------------------------
                              Name (print individual or entity investing)

                              Address:
                                      -----------------------------------------

                              -------------------------------------------------

                              Tel:                        Fax:
                              -------------------------------------------------
                              Fax and telephone number

                              -------------------------------------------------
                              Tax identification number

                              By:  /s/ Michael Strashinsky
                              -------------------------------------------------
                                   Name:      Michael Strashinsky
                                   Title (if entity investing): Vice President

         Amount Invested:  $215,625.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                      REPLIGEN CORPORATION

                      By: /s/ Walter C. Herlihy
                         ------------------------------------------------------
                         Name:  Walter C. Herlihy
                         Title: Chief Executive Officer

                      INVESTOR

                      Merlin Biomed, L.P.
                      ---------------------------------------------------------
                      Name (print individual or entity investing)

                      Address:
                              -------------------------------------------------

                      ---------------------------------------------------------

                      Tel:                        Fax:
                      ---------------------------------------------------------
                      Fax and telephone number

                      ---------------------------------------------------------
                      Tax identification number

                      By:  /s/ Norman Schleifer
                           ----------------------------------------------------
                           Name:      Norman Schleifer
                           Title (if entity investing): Chief Financial Officer

         Amount Invested:  $862,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                        REPLIGEN CORPORATION

                        By: /s/ Walter C. Herlihy
                           ----------------------------------------------------
                           Name:  Walter C. Herlihy
                           Title: Chief Executive Officer

                        INVESTOR

                        Merlin Biomed International LTD.
                        -------------------------------------------------------
                        Name (print individual or entity investing)

                        Address:
                                -----------------------------------------------

                        -------------------------------------------------------

                        Tel:                        Fax:
                        -------------------------------------------------------
                        Fax and telephone number

                        -------------------------------------------------------
                        Tax identification number

                        By: /s/ Norman Schleifer
                            ----------------------------------------------------
                            Name:      Norman Schleifer
                            Title (if entity investing): Chief Financial Officer

         Amount Invested:  $1,336,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                       REPLIGEN CORPORATION

                       By: /s/ Walter C. Herlihy
                          -----------------------------------------
                          Name:  Walter C. Herlihy
                          Title: Chief Executive Officer

                       INVESTOR

                       Merlin Biomed New Issues, LLC
                       --------------------------------------------------------
                       Name (print individual or entity investing)

                       Address:
                               ------------------------------------------------

                       --------------------------------------------------------

                       Tel:                        Fax:
                       --------------------------------------------------------
                       Fax and telephone number

                       --------------------------------------------------------
                       Tax identification number

                       By: /s/ Norman Schliefer
                           ----------------------------------------------------
                           Name:      Norman Schliefer
                           Title (if entity investing): Chief Financial Officer

         Amount Invested:  $146,625.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Stuart Weisbrod
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Stuart Weisbrod
                                   --------------------------------------------
                                        Name:      Stuart Weisbrod
                                        Title (if entity investing):

         Amount Invested:  $431,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Maureen Mcenroe
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Maureen McEnroe
                                        ---------------------------------------
                                        Name:      Maureen McEnroe
                                        Title (if entity investing):

         Amount Invested:  $25,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Michael C. Miles
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Michael C. Miles
                                        ---------------------------------------
                                        Name:      Michael C. Miles
                                        Title (if entity investing):

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Douglas and Laurie Moore Trustees FBO
                                   --------------------------------------------
                                   the 189 Moore Family Trust dated 3/9/89
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Douglas Moore, trustee
                                        ---------------------------------------
                                        Name:      Douglas Moore
                                        Title (if entity investing):

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   M.S.B. Research
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Mark Bing
                                        ---------------------------------------
                                        Name:      Mark Bing
                                        Title (if entity investing):  President

         Amount Invested:  $431,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Evan Myrianthopoulos
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Evan Myrianthopoulos
                                        ---------------------------------------
                                        Name:      Evan Myrianthopoulos
                                        Title (if entity investing):

         Amount Invested:  $51,750.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Joseph A. Natiello
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Joseph A. Natiello
                                        ---------------------------------------
                                        Name:      Joseph A. Natiello
                                        Title (if entity investing):

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Kevin P. Newman
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Kevin P. Newman
                                        ---------------------------------------
                                        Name:      Kevin P. Newman
                                        Title (if entity investing):

         Amount Invested:  $21,563.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   John Nicholson
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ John Nicholson
                                        ---------------------------------------
                                        Name:      John Nicholson
                                        Title (if entity investing):

         Amount Invested:  $43,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Steven M. Oliveira
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Steven M. Oliveira
                                        ---------------------------------------
                                        Name:      Steven M. Oliveira
                                        Title (if entity investing):

         Amount Invested:  $172,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                          REPLIGEN CORPORATION

                          By: /s/ Walter C. Herlihy
                             --------------------------------------------------
                             Name:  Walter C. Herlihy
                             Title: Chief Executive Officer

                          INVESTOR

                          Coduceus Capital II, L.P.
                          -----------------------------------------------------
                          Name (print individual or entity investing)

                          Address:
                                  ---------------------------------------------

                          -----------------------------------------------------

                          Tel:                        Fax:
                          -----------------------------------------------------
                          Fax and telephone number

                          ------------------------------------------------------
                          Tax identification number

                          By:  /s/ Samuel D. Isoly
                               ------------------------------------------------
                               Name: Samuel D. Isoly
                               Title (if entity investing):  General Partner

         Amount Invested:  $500,250.00
                           -----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   PW Eucalyptus Fund LLC
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Samuel D. Isaly
                                        ---------------------------------------
                                        Name:      Samuel D. Isaly
                                        Title (if entity investing):

         Amount Invested:  $1,526,625.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                             REPLIGEN CORPORATION

                             By: /s/ Walter C. Herlihy
                                -----------------------------------------------
                                Name:  Walter C. Herlihy
                                Title: Chief Executive Officer

                             INVESTOR

                             Winchester Global Trust Company Limited
                             --------------------------------------------------
                             as Trustee for Caduceus Capital Trust
                             --------------------------------------------------
                             Name (print individual or entity investing)

                             Address:
                                     ------------------------------------------

                             --------------------------------------------------

                             Tel:                        Fax:
                             --------------------------------------------------
                             Fax and telephone number

                             --------------------------------------------------
                             Tax identification number

                             By:  /s/ Samuel D. Isaly
                                  ---------------------------------------------
                                  Name:      Samuel D. Isaly
                                  Title (if entity investing): Portfolio Manager

         Amount Invested:  $1,112,625.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Richard Passerelli
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Richard Passerelli
                                   --------------------------------------------
                                        Name:      Richard Passerelli
                                        Title (if entity investing):

         Amount Invested:  $43,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                  REPLIGEN CORPORATION

                  By: /s/ Walter C. Herlihy
                     -----------------------------------------
                     Name:  Walter C. Herlihy
                     Title: Chief Executive Officer

                  INVESTOR

                  Petrus Fund L.P.
                  -------------------------------------------------------------
                  Name (print individual or entity investing)

                  Address:
                          -----------------------------------------------------

                  -------------------------------------------------------------

                  Tel:                        Fax:
                  -------------------------------------------------------------
                  Fax and telephone number

                  -------------------------------------------------------------
                  Tax identification number

                  By:  /s/ Steven Blosnin
                       --------------------------------------------------------
                       Name:      Steven Blosnin
                       Title (if entity investing): President of General Partner

         Amount Invested:  $258,750.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                         By: /s/ Walter C. Herlihy
                            -----------------------------------------
                            Name:  Walter C. Herlihy
                            Title: Chief Executive Officer

                         INVESTOR

                         Pimco Opportunity Fund
                         ------------------------------------------------------
                         Name (print individual or entity investing)

                         Address:
                                 ----------------------------------------------

                         ------------------------------------------------------

                         Tel:                        Fax:
                         ------------------------------------------------------
                         Fax and telephone number

                         ------------------------------------------------------
                         Tax identification number

                         By:  /s/ Michael Maffrey
                         ------------------------------------------------------
                              Name:      Michael Maffrey
                              Title (if entity investing): Managing Director

         Amount Invested:  $3,000,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                          REPLIGEN CORPORATION

                          By: /s/ Walter C. Herlihy
                             --------------------------------------------------
                             Name:  Walter C. Herlihy
                             Title: Chief Executive Officer

                          INVESTOR

                          Beck Family Partners, L.P.
                          -----------------------------------------------------
                          Name (print individual or entity investing)

                          Address:
                                  ---------------------------------------------

                          -----------------------------------------------------

                          Tel:                        Fax:
                          -----------------------------------------------------
                          Fax and telephone number

                          -----------------------------------------------------
                          Tax identification number

                          By:  /s/ Ronald Beck
                          -----------------------------------------------------
                               Name:      Ronald Beck
                               Title (if entity investing): General Partner

         Amount Invested:  $50,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                     REPLIGEN CORPORATION

                     By: /s/ Walter C. Herlihy
                        -------------------------------------------------------
                        Name:  Walter C. Herlihy
                        Title: Chief Executive Officer

                     INVESTOR

                     Deephaven Opportunity Trading Fund L.P.
                     ----------------------------------------------------------
                     Name (print individual or entity investing)

                     Address:
                             --------------------------------------------------

                     ----------------------------------------------------------

                     Tel:                        Fax:
                     --------------------------------------------
                     Fax and telephone number

                     --------------------------------------------
                     Tax identification number

                     --------------------------------------------

                     By: /s/ Irvin Kessler
                     ----------------------------------------------------------
                         Name:      Irvin Kessler
                         Title (if entity investing): Managing Member of General
                                                                 Partner

         Amount Invested:  $300,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Linda Ann Hamilton
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Linda Ann Hamilton
                                        ---------------------------------------
                                        Name:      Linda Ann Hamilton
                                        Title (if entity investing):

        Amount Invested:  $50,000.00
                          -----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Peter M. Kash
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Peter M. Kash
                                        ---------------------------------------
                                        Name:      Peter M. Kash
                                        Title (if entity investing):

         Amount Invested:  $100,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Ezra S. Kazam
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Ezra S. Kazam
                                        ---------------------------------------
                                        Name:      Ezra S. Kazam
                                        Title (if entity investing):

         Amount Invested:  $100,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Premero Investments Ltd.
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Yair Green
                                   --------------------------------------------
                                        Name:      Yair Green
                                        Title (if entity investing):

         Amount Invested:  $100,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   St. John's Trust
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:/s/ Swiss American Bank, Trustee
                                      -----------------------------------------
                                      Name:
                                      Title (if entity investing):

         Amount Invested:  $300,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   The von Liebig Foundation
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Linda Hamilton
                                        ---------------------------------------
                                        Name:      Linda Hamilton
                                        Title (if entity investing):

         Amount Invested:  $350,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   David Wilstein and Susan Wilstein
                                   --------------------------------------------
                                   Trustees of the Century Trust
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ David Wilstein
                                        ---------------------------------------
                                        Name:      David Wilstein
                                        Title (if entity investing):  Trustee

                                   By:  /s/ Susan Wilstein
                                        ---------------------------------------
                                        Name:      Susan Wilstein
                                        Title (if entity investing):  Trustee

         Amount Invested:  $150,000.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Alexander Pomper
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Alexander Pomper
                                        ---------------------------------------
                                        Name:      Alexander Pomper
                                        Title (if entity investing):

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   William W. Rider
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ William W. Rider
                                        ---------------------------------------
                                        Name:      William W. Rider
                                        Title (if entity investing):

         Amount Invested:  $43,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                              REPLIGEN CORPORATION

                              By: /s/ Walter C. Herlihy
                                 ----------------------------------------------
                                 Name:  Walter C. Herlihy
                                 Title: Chief Executive Officer

                              INVESTOR

                              RL Capital Partners
                              -------------------------------------------------
                              Name (print individual or entity investing)

                              Address:
                                      -----------------------------------------

                              -------------------------------------------------

                              Tel:                        Fax:
                              -------------------------------------------------
                              Fax and telephone number

                              -------------------------------------------------
                              Tax identification number

                              By:  /s/ Ronald Lazar
                                   --------------------------------------------
                                   Name:      Ronald Lazar
                                   Title (if entity investing): General Partner

         Amount Invested:  $150,000.00
                           --------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Mark C. Rogers MD
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Mark C. Rogers
                                        ---------------------------------------
                                        Name:      Mark C. Rogers
                                        Title (if entity investing):

         Amount Invested:  $103,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Wayne Rothbaum
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Wayne Rothbaum
                                        ---------------------------------------
                                        Name:      Wayne Rothbaum
                                        Title (if entity investing):

         Amount Invested:  $232,875.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Sands Point Partners
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ John Nicholson Fox
                                        ---------------------------------------
                                        Name:      John Nicholson Fox
                                        Title (if entity investing):

         Amount Invested:  $431,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Michael M. Schultz
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ Michael M. Schultz
                                        ---------------------------------------
                                        Name:      Michael M. Schultz
                                        Title (if entity investing):

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Michael H. Swartz Profit Plan
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   --------------------------------------------

                                   By:  /s/ Michael H. Schwartz
                                        ---------------------------------------
                                        Name:      Michael H. Schwartz
                                        Title (if entity investing):  Trustee

         Amount Invested:  $86,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Mitch Silber
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Mitch Silber
                                        ---------------------------------------
                                        Name:      Mitch Silber
                                        Title (if entity investing):

         Amount Invested:  $215,625.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                        REPLIGEN CORPORATION

                        By: /s/ Walter C. Herlihy
                           ----------------------------------------------------
                           Name:  Walter C. Herlihy
                           Title: Chief Executive Officer

                        INVESTOR

                        Quantum Partners LLC
                        -------------------------------------------------------
                        Name (print individual or entity investing)

                        Address:
                                -----------------------------------------------

                        -------------------------------------------------------

                        Tel:                        Fax:
                        -------------------------------------------------------
                        Fax and telephone number

                        -------------------------------------------------------
                        Tax identification number

                        By:  /s/ Michael C. Weus
                        -------------------------------------------------------
                             Name:      Michael C. Weus
                             Title (if entity investing):  Attorney-in-Fact

         Amount Invested:  $3,493,125.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Southshore Capital Fund Limited
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Navigator Management Ltd.
                                        ---------------------------------------
                                        Name:      Navigator Management Ltd.
                                        Title (if entity investing):  Director

         Amount Invested:  $500,250.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Joshua B. Stern
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Joshua B. Stern
                                        ---------------------------------------
                                        Name:      Joshua B. Stern
                                        Title (if entity investing):

         Amount Invested:  $103,500.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Joseph Strassman and Barbara Strassman
                                   --------------------------------------------
                                    as Tenants in Common
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Joseph Strassman
                                        ---------------------------------------
                                        Name:      Joseph Strassman
                                        Title (if entity investing):

         Amount Invested:  $258,750.00
                           ----------------------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement this __ day of March, 2000.

                                   REPLIGEN CORPORATION

                                   By: /s/ Walter C. Herlihy
                                      -----------------------------------------
                                      Name:  Walter C. Herlihy
                                      Title: Chief Executive Officer

                                   INVESTOR

                                   Sean C. Twomey
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                   --------------------------------------------
                                   Name (print individual or entity investing)

                                   Address:
                                           ------------------------------------

                                   --------------------------------------------

                                   Tel:                        Fax:
                                   --------------------------------------------
                                   Fax and telephone number

                                   --------------------------------------------
                                   Tax identification number

                                   By:  /s/ Sean C. Twomey
                                        ---------------------------------------
                                        Name:      Sean C. Twomey
                                        Title (if entity investing):

         Amount Invested:  $21,563.00
                           ----------------------------------------------------

LIST OF EXHIBITS AND SCHEDULES

Exhibit A:                 Opinion of Testa, Hurwitz & Thibeault, LLP

Schedule I:                List of Investors

                                   SCHEDULE I

                                    INVESTORS

                                                                                            Aggregate Purchase
Name and Address of Investors                           Number of Shares                          Price
-------------------------------------------------------------------------------------------------------------------
Albert Fried & Company LLC                              105,833                             $       912,809.63

Edmond S. Farber                                        5,797                               $        49,999.13

John S. Gross                                           2,898                               $        24,995.25

Ronald Lazar                                            5,797                               $        49,999.13

Paul M. Millman                                         2,898                               $        24,995.25

Wolfe F. Model                                          2,898                               $        24,995.25

Anthony G. Polak                                        2,898                               $        24,995.25

Anthony G. "S" Polak                                    2,898                               $        24,995.25

Margrit Polak                                           2,898                               $        24,995.25

Frederick B. Polak                                      2,898                               $        24,995.25

Jonathan Rothschild                                     2,898                               $        25,000.00

Alan Zverin                                             2,898                               $        24,995.25

Robert J. Capetola                                      13,000                              $       112,125.00

Donald C. Carter                                        20,000                              $       172,500.00

Don Chaifetz                                            15,000                              $           129,375.00

Phoenix Fund Ltd.                                       115,000                             $           991,875.00

Trevor Colby                                            9,855                               $            85,000.00

Roger and Margaret Coleman                              5,000                               $            43,125.00

Robert J. Conrads                                       3,000                               $               25,875

Domaco Venture Capital Fund                             2,898                               $            24,995.25

Joseph E. Edelman                                       23,188                              $           200,000.00

Perceptive Life Sciences L.P.                           23,188                              $           200,000.00

Mark Florin                                             21,167                              $           182,565.38

Joseph A. Galati                                        5,000                               $            43,125.00

Gemini Domestic Fund, L.P.                              7,000                               $            60,375.00

Gemini Domestic Fund II, L.P.                           88,000                              $           759,000.00

The Gemini Master Fund                                  20,000                              $           172,500.00

Anthony J. Gerace                                       8,035                               $            69,301.88

John M. Hanley                                          5,000                               $            43,125.00

Mark Mazzer                                             3,000                               $            25,875.00

Med-Tec Investors, LLC                                  10,000                              $            86,250.00

Goldman Sachs Strategic Technology Portfolio, L.P.      25,000                              $           215,625.00
By:  Commodities Corporation LLC, General Partner

Merlin BioMed, L.P.                                     100,000                             $           862,500.00

Merlin BioMed International Ltd.                        155,000                             $         1,336,875.00

Merlin BioMed New Issues, LLC                           17,000                              $           146,625.00

Stuart Weisbrod                                         50,000                              $           431,250.00

Maureen McEnroe                                         3,000                               $            25,875.00

Michael C. Miles                                        10,000                              $            86,250.00

Douglas and Laurie Moore Trustees FBO the 189 Moore     10,000                              $            86,250.00
Family Trust dated 3/9/89

M.S.B. Research                                         50,000                              $           431,250.00

Evan Myrianthopoulos                                    6,000                               $            51,750.00

Joseph A. Natiello                                      10,000                              $            86,250.00

Kevin P. Newman                                         2,500                               $            21,562.50

John Nicholson                                          5,000                               $            43,125.00

Steven M. Oliveira                                      20,000                              $           172,500.00

Coduceus Capital II, L.P.                               58,000                              $           500,250.00
c/o OrbiMed Advisors

PW Eucalyptus Fund LLC                                  177,000                             $         1,526,625.00
c/o OrbiMed Advisors

Winchester Global Trust Company Limited as Trustee      129,000                             $         1,112,625.00
for Caduceus Capital Trust
c/o OrbiMed Advisors

Richard Passerelli                                      5,000                               $            43,125.00

Petrus Fund L.P.                                        30,000                              $           258,750.00

Pimco Opportunity Fund                                  347,826                             $         3,000,000.00
1345 Avenue of Americas
New York, NY 10105
Tel:     (212) 739-3804
Fax:     (212) 739-3954

Beck Family Partners, L.P.                              5,797                               $            50,000.00
40 Ronald Beck, GP

Deephaven Opportunity Trading Fund L.P.                 34,782                              $           300,000.00

Linda Ann Hamilton                                      5,797                               $            50,000.00

Peter M. Kash                                           11,590                              $            99,963.75

Ezra S. Kazam                                           11,590                              $            99,963.75

Premero Investments Ltd.                                11,591                              $            99,980.00

St. John's Trust                                        34,782                              $           300,000.00
c/o Swiss American Bank, Trustee

The von Liebig Foundation                               40,580                              $           350,002.50

David Wilstein and Susan Wilstein Trustees of the       17,390                              $           149,988.75
Century Trust

Alexander Pomper                                        10,000                              $            86,250.00

William W. Rider                                        5,000                               $            43,125.00

RL Capital Partners                                     17,391                              $           149,997.38
c/o Ronald Lazar, Bluestone Capital

Mark C. Rogers, M.D.                                    12,000                              $           103,500.00

Wayne Rothbaum                                          27,000                              $           232,875.00

Sands Point Partners                                    50,000                              $           431,250.00
c/o Banc of America

Michael M. Schultz                                      10,000                              $            86,250.00

Michael H. Schwartz Profit Plan                         10,000                              $            86,250.00
c/o Michael Schwartz

Mitch Silber                                            25,000                              $           215,625.00

Quantum Partners LLC                                    405,000                             $         3,493,125.00
Curacao Corporation Co. N.V.

Southshore Capital Fund Limited                         57,971                              $           500,000.00

Joshua B. Stern                                         12,000                              $           103,500.00

Joseph Strassman and Barbara Strassman as Tenants in    30,000                              $           258,750.00
Common

Sean C. Twomey                                          2,500                               $            21,563.00

                                    Total:                               2,598,927          $        22,415,779.00
                                                        --------------------------          ----------------------